UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2004
                                                   -----------------------------

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)



         Delaware                      0-22624                 05-0473908
         Delaware                      1-11432                 05-0475617
         Delaware                      1-11436                 22-3182164
--------------------------------------------------------------------------------

(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)




1000 Columbia Avenue
Linwood, Pennsylvania                                                19061
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS

     On February 11, 2004, Foamex International Inc. (the "Company") issued a press release announcing the election of Raymond E. Mabus, Jr. as Chairman of the Board of Directors (the "Board"). Governor Mabus replaces Marshall S. Cogan, who has resigned from the Company by mutual agreement with the Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit
Number      Description

99.1        Press Release dated February 11, 2004 issued by Foamex International
            Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2004

                                     FOAMEX INTERNATIONAL INC.

                                     By:  /s/ K. Douglas Ralph
                                          --------------------------------------
                                          Name:  K. Douglas Ralph
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                     FOAMEX L.P.
                                     By:  FMXI, INC.,
                                          its Managing General Partner

                                     By:  /s/ K. Douglas Ralph
                                          --------------------------------------
                                          Name:  K. Douglas Ralph
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                     FOAMEX CAPITAL CORPORATION

                                     By:  /s/ K. Douglas Ralph
                                          --------------------------------------
                                          Name:  K. Douglas Ralph
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

       Exhibit
       Number             Description

       99.1 Press Release dated February 11, 2004 issued by Foamex International Inc.